UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2016

GCP APPLIED TECHNOLOGIES INC.
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

1-37533 (Commission File Number)	47-3936076 (I.R.S. Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts (Address of Principal Executive Offices)	02140 (Zip Code)

(617) 876-1400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 25, 2016, GCP Applied Technologies Inc. ("GCP") entered into that certain First Amendment to Credit Agreement (the "Amendment Agreement"), by and among GCP, as the borrower, Grace Construction Products Limited, a limited liability company incorporated under the laws of England and Wales, and GCP Applied Technologies N.V. (formerly Grace N.V.), a public limited liability company (naamloze vennootschap/société anonyme) organized and existing under the laws of Belgium, together as the European borrowers (the "European Borrowers"), the guarantors party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as the administrative agent (the "Administrative Agent"), amending that certain Credit Agreement, dated as of February 3, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement", and as amended by the Amendment Agreement, the "Amended Credit Agreement"), by and among GCP, as borrower, the European Borrowers, the lenders from time to time party thereto and the Administrative Agent.

The parties entered into the Amendment Agreement in order to, among other things, reduce the interest rate margins applicable to GCP's term loan facility under the Credit Agreement from 3.50% to 2.25%, in the case of base rate loans, and from 4.50% to 3.25%, in the case of LIBOR loans.  Pursuant to the Amendment Agreement, the outstanding $274.3 million principal amount of term loans (the "Existing Term Loans") were replaced with a like aggregate principal amount of new term loans (the "New Term Loans") having substantially similar terms as the Existing Term Loans, other than with respect to the applicable interest rate.  The New Term Loans have the same maturity date that was applicable to the Existing Term Loans.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
10.1	First Amendment to Credit Agreement, dated as of August 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC. (Registrant)
By:	/s/ John W. Kapples
John W. Kapples
Vice President and General Counsel

 Date:  August 25, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	First Amendment to Credit Agreement, dated as of August 25, 2016